MERRILL LYNCH CONSULTS ANNUITYSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity Separate Account C

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML of New York Variable Annuity Separate Account C

Supplement Dated September 20, 2019

to the

Prospectuses dated May 1, 2008

Effective on or about November 1, 2019, based on changes to the underlying fund portfolio, the following change will apply:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME
TA BlackRock Smart Beta 40	TA BlackRock iShares Edge 40	Transamerica BlackRock Smart Beta 40 VP	Transamerica BlackRock iShares Edge 40 VP

Effective on or about November 1, 2019 (the “Merger Date”), based on changes to the underlying fund portfolios, the following mergers will occur:

EXISTING SUBACCOUNT	ACQUIRING SUBACCOUNT	EXISTING PORTFOLIO	ACQUIRING PORTFOLIO
TA Jennison Growth	TA Morgan Stanley Capital Growth	Transamerica Jennison Growth VP	Transamerica Morgan Stanley Capital Growth VP

TA Torray Concentrated Growth	TA WMC US Growth VP	Transamerica Torray Concentrated Growth VP	Transamerica WMC US Growth VP

Effective on or about October 25, 2019 (the “Closure Date”), the Existing Subaccounts will be closed to new investments:

“Closed to new investments” means no one can allocate additional amounts (either through policy transfers or additional premiums) to the Existing Subaccount after the Closure Date.

Effective on or about November 1, 2019, the following subaccount will generally be available to contracts.

SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUB-ADVISER
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.

Investment Objective: Seeks to maximize long-term growth.

We have been informed that on or about November 1, 2019, the underlying funds referenced above under Existing Subaccount will merge into the Acquiring Subaccounts. If you would like to transfer out of the Existing or Acquiring Subaccounts prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the money market subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount due to the merger, you will not be charged for the transfer to another available subaccount if made prior to the merger or within 30 days after the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Consults Annuity & Merrill Lynch Consults Annuity NY dated May 1, 2008